Exhibit 10.39

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT IN ACCORDANCE WITH REGULATION S-K ITEM 601(a)(6) BECAUSE IT WOULD CONSTITUTE A CLEARLY UNWARRANTED INVASION OF PERSONAL PRIVACY. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDED AND RESTATED MEZZ NOTE PURCHASE AGREEMENT

THIS AMENDED AND RESTATED MEZZ NOTE PURCHASE AGREEMENT (this “Agreement”) is made as of January 22, 2019 (the “Effective Date”) by and among OCUPHIRE PHARMA, INC., a Delaware corporation, whose address is 6894 Lakemont Circle West Bloomfield, MI (the “Company”), and each of the persons and entities listed on EXHIBIT A attached hereto, as it may be amended as hereinafter provided (each a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

The Company previously entered into that certain Note Purchase Agreement dated as of May 25, 2018 (the “Prior Agreement”) with certain Purchasers (the “Prior Purchasers”), pursuant to which the Company issued Convertible Subordinated Promissory Notes at Closings held on May 25, 2018, June 30, 2018, August 17, 2018 and September 14, 2018 (the “Prior Notes”).

This Agreement amends and restates the Prior Agreement in its entirety pursuant to the written consent of the Company and the holders of a majority of the aggregate Principal Amount of the Prior Notes pursuant to Section 5.8 of the Prior Agreement. By execution hereof, the parties hereto expressly acknowledge and approve both the incurrence of indebtedness by the Company as contemplated hereunder as well as the amendment and restatement of the Prior Agreement and the Prior Notes issued under the Prior Agreement pursuant to the terms hereof.

The Purchasers desire to lend to the Company, and the Company desires to borrow from the Purchasers, up to Ten Million Dollars ($10,000,000) (the “Total Amount”) in the manner and upon the terms and conditions hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the terms, conditions and covenants hereinafter set forth, the Company and the Purchasers agree as follows:

ARTICLE 1.
PURCHASE AND SALE OF NOTES

1.1          Purchase and Sale. The Company agrees to sell, and each of the Purchasers agrees to purchase, the Company’s Mezz Convertible Subordinated Promissory Notes (each, without distinction, a “Note” and, collectively, the “Notes”) in the original principal amounts for each Purchaser appearing beside such Purchaser’s name on EXHIBIT A attached hereto (for each Purchaser, the “Principal Amount”). The obligations of the Purchasers hereunder to purchase the Notes are several and not joint. Each Note shall be substantially in the form attached hereto as EXHIBIT B and will be convertible, on the terms and conditions set forth in such Note. The shares issued upon conversion of the Notes shall be the same type and series of stock and have the rights, preferences and privileges to be established upon issuance of the stock in the earliest to occur of a Change in Control, a Qualified Financing, a Reverse Merger Transaction or an IPO (the “Conversion Shares” together with the Notes, the “Securities”). To the extent that purchasers of the Conversion Shares shall have any contractual rights, preferences and privileges, the Company shall cause such rights to inure to the benefit of the Purchasers upon issuance of the Conversion Shares. “Change in Control”, “Qualified Financing”, “Reverse Merger Transaction” and “IPO” shall have the meaning given to such terms in the Notes.

1.2          Closing.

(a)          The closing of the sale and purchase of the Notes shall occur in one or more closings (collectively, the “Closings” and each, without distinction, a “Closing”). Each Closing shall be held at the offices of Company’s counsel, Honigman Miller Schwartz and Cohn LLP, 650 Trade Centre Way, Suite 200, Kalamazoo, Michigan 49002 at 10:00 a.m., local time, by electronic exchange of documents or at such other time and place upon which the Company and the Purchasers purchasing Notes at such Closing shall agree.

(b)          The first such Closing (the “First Closing”) took place on May 25, 2018. At the First Closing and at the Closings that occurred on June 30, 2018, August 17, 2018 and September 14, 2018, the Company issued and sold to the Prior Purchasers, and the Prior Purchasers purchased from the Company, the Prior Notes in the Principal Amounts shown for each Prior Purchaser with respect to the First Closing on the Schedule of Purchasers, attached hereto as EXHIBIT A (the “Schedule of Purchasers”).

(c)          At any time after the Effective Date, to the extent that (i) Purchasers already party to this Agreement (at the time determined, the “Existing Purchasers”), and/or (ii) additional Purchasers investing not less than Twenty-Five Thousand Dollars ($25,000), or such lesser amount determined by the Board (the “Additional Purchasers”), which Additional Purchasers and/or Existing Purchasers agree by execution of a counterpart of this Agreement to purchase an amount up to a balance of the Total Amount, the Company may hold additional Closings with respect to the purchase of such Notes (each a “Subsequent Closing”); provided, however, that the aggregate purchase price of Notes issued at the First Closing and all of the Subsequent Closings may not exceed the Total Amount unless otherwise approved by the Board of Directors of the Company, and provided further, however, that no Closing shall occur after June 30, 2019. There shall be no conditions precedent to a Subsequent Closing. In connection with each such Subsequent Closing, the Company shall amend the Schedule of Purchasers to reflect any additional purchase by Existing Purchasers and to add any Additional Purchasers. The terms of the transactions consummated at each Subsequent Closing shall be identical to the terms consummated at the Effective Date, excepting the date of issuance of the Notes shall be the date of such Subsequent Closing. The Notes issued in each Subsequent Closing shall be issued to the Purchasers in the Principal Amount shown for each Purchaser with respect to such Subsequent Closing on the amended Schedule of Purchasers.

1.3           Delivery of Notes. At each Closing, the Company will deliver to each Purchaser executed Notes in the amounts determined for each pursuant to this Article. The Purchasers shall deliver to the Company the Principal Amount of each purchased Note by check or by wire transfer to an account designated by the Company.

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1.4           Amendment and Restatement of Prior Notes.

(a)          On the Effective Date, the Company shall issue amended and restated versions of all Prior Notes (the “Restated Notes”) outstanding immediately prior to the Restatement Date, with such Restated Notes having the rights, obligations and terms of the Notes issued on or after the Effective Date (as set forth on EXHIBIT B hereto).

(b)          In connection with such issuance and on the Effective Date, the Prior Notes shall be automatically deemed cancelled, void and of no further force or effect, and shall be delivered by the holders thereof to the Company for destruction. Notwithstanding anything in the foregoing to the contrary, the failure of any holder to return a Prior Note for destruction shall in no way limit or otherwise eliminate the cancellation and voiding of the Company’s obligations under such Prior Note. To the extent this provision represents a modification of the rights and obligations present in the Prior Notes or the Prior Agreement, the parties hereto hereby acknowledge and agree that by executing this Agreement they have complied with the requirements contained in Section 5.8 of the Prior Agreement and Section 12(d) of the Prior Notes requiring the written consent of the Company and the holders of a majority of the aggregate Principal Amount of the Prior Notes.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the Company. Except as set forth on a Schedule of Exceptions delivered by the Company to the Purchasers prior to the Effective Date and attached hereto as EXHIBIT C (the “Schedule of Exceptions”), the Company hereby makes the following representations and warranties to each Purchaser as of the Effective Date. The section numbers in the Schedule of Exceptions correspond to the subsection numbers in this Section 2.1; provided, however, that any information disclosed in the Schedule of Exceptions under any such subsection shall be deemed to be disclosed and incorporated in any other section of this Agreement only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections. For purposes of this Section 2.1, the phrase “to the Company’s knowledge” means the actual knowledge of the executive officers of the Company. The disclosure of any particular fact or item in the Schedule of Exceptions shall not be deemed an admission as to whether the fact or item disclosed is “material” or would constitute a material adverse change in or effect on the business, management, financial position or operations of the Company (a “Material Adverse Effect”).

(a)          Subsidiaries. The Company has no direct or indirect subsidiaries and the Company does not own any capital stock of, or any equity interest of any nature in, any other person. The Company has not agreed nor is it obligated to make, nor is bound by any written contract under which it may become obligated to make, any future investment in or capital contribution to any other person. The Company has not, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other person.

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(b)          Organization and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the jurisdiction of incorporation and has all necessary power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its assets in the manner in which its assets are currently owned, leased and used; and (iii) to perform its obligations under all written contracts by which it is bound. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified individually or in the aggregate would not have a Material Adverse Effect. The Company has not taken any action in breach or violation of any of the material provisions of its certificate of incorporation, bylaws and other charter and organizational documents, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(c)          Authorization; Enforcement; Validity. The Company has the requisite corporate power to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby (including, but not limited to, the sale and delivery of the Notes) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate authorizations are required by the Company, its board of directors or its stockholders in connection therewith other than in connection with the Required Approvals. This Agreement has been duly executed by the Company and is, or when delivered in accordance with the terms hereof, will, constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application or insofar as indemnification and contribution provisions may be limited by applicable law. Except as set forth on Section 2.1(c) of the Schedule of Exceptions, there are no shareholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party.

(d)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) do not and will not directly or indirectly (with or without notice or lapse of time): (i) contravene, conflict with or result in a violation of (A) any provisions of the certification of incorporation, bylaws or other charter or organizational documents of the Company or (B) any resolution adopted by the stockholders, the board of directors or any committee of the board of directors of the Company; (ii) contravene, conflict with or result in a material violation of, or give any governmental body or other person the right to challenge any of the transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any applicable legal requirement or any order, writ, injunction, judgment or decree to which the Company or any of the assets owned or used by the Company is subject; (iii) contravene, conflict with or result in a material violation of any of the terms or requirements of, or give any governmental body the right to revoke, withdraw, suspend, cancel, terminate or modify, any governmental authorization that is held by the Company or that otherwise relates to the business of the Company; or (iv) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any written contract to which the Company is a party, or give any person the right to (A) declare a default or exercise any remedy under any written contract to which the Company is a party; (B) a rebate, chargeback, penalty or change in delivery schedule under any such written contract to which the Company is a party; (C) accelerate the maturity or performance of any written contract to which the Company is a party; or (D) cancel, terminate or modify any term of any written contract to which the Company is a party, except for any breach, default, penalty or modification that would not result in a Material Adverse Effect.

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(e)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement (including the issuance of the Notes), other than (i) filings required by applicable state securities laws, (ii) the filing of a Notice of Sale of Securities on Form D with the Securities and Exchange Commission (the “SEC”) under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and (iii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).

(f)           Issuance of the Securities. The Notes and the shares of the Company’s capital stock issuable upon the conversion of the Notes have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all encumbrances imposed or permitted by the Company, other than restrictions on transfer provided for in this Agreement or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Notes and the Conversion Shares will be issued in compliance with all applicable federal and state securities laws.

(g)          Capitalization.

(i)            The authorized capital of the Company, as of the date hereof, consists of, and except as set forth in clause (ii), below, as of immediately prior to the Effective Date, will consist of:

(A)          Three Million Three Hundred Seventy-Five Thousand (3,375,000) shares of Common Stock, par value $0.0001 per share (“Common Stock”), Two Million Seven Hundred Thousand (2,700,000) shares of which are issued and outstanding immediately prior to the Effective Date;

(B)          Six Hundred Twenty-Five Thousand (625,000) shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), none of which are issued and outstanding immediately prior to the Effective Date; and

(C)          Under the “Ocuphire Pharma, Inc. 2018 Equity Incentive Plan”, as amended from time to time, the Company has reserved Six Hundred Seventy-Five Thousand (675,000) shares of the Common Stock for future issuance to officers, directors, employees and consultants of the Company, 351,207 of which are subject to stock options or restricted stock awards outstanding as of the Effective Date.

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(ii)           Except as set forth in Section 2.1(g) of the Schedule of Exceptions, none of the outstanding shares of Common Stock or Preferred Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Common Stock or Preferred Stock is subject to any right of first refusal in favor of the Company. Except as set forth in Section 2.1(g) of the Schedule of Exceptions, there is no written contract to which the Company is a party relating to the voting or registration of, or restricting any person from purchasing, selling, pledging or otherwise disposing of (or granting any option or similar right with respect to), any shares of Common Stock or Preferred Stock. The Company is not under any obligation, nor is it bound by any written contract to which the Company is a party pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Common Stock or other securities of the Company.

(iii)          Other than this Agreement and as set forth in Section 2.1(g) of the Schedule of Exceptions, there are no (A) outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock or other securities of the Company; (B) written contract to which the Company is a party by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock or other securities of the Company or its Subsidiary; (C) stockholder rights plan (or similar plan commonly referred to as a “poison pill”) or written contract under which the Company is or may become obligated to sell or otherwise issue any shares of its capital stock or any other securities; or (D) condition or circumstance that may give rise to or provide a basis for the assertion of a claim by any person to the effect that such person is entitled to acquire or receive any shares of capital stock or other securities of the Company. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company.

(h)          Intellectual Property. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, processes and similar proprietary rights necessary to the business of the Company (the “Intellectual Property”), the lack of which would reasonably be expected to have a Material Adverse Effect. Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered into in the ordinary course of the Company’s business, there are no outstanding options, licenses or agreements relating to the Intellectual Property, and the Company is not bound by, or a party to, any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company has not received any written communication or, to the knowledge of the Company, any other communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity. To the Company’s knowledge, no third party is infringing the Company’s Intellectual Property.

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(i)           Transactions With Affiliates and Employees. Except as set forth on Section 2.1(i) of the Schedule of Exceptions, other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by the board of directors of the Company, and (iii) the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s Common Stock, in each instance, approved by the board of directors of the Company, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, consultants or employees, or any affiliate thereof. Except as set forth on Section 2.1(i) of the Schedule of Exceptions, the Company is not indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees. None of the Company’s directors, officers or employees, or any members of their immediate families, or any affiliate of the foregoing are, directly or indirectly, indebted to the Company.

(j)           Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 2.2 of this Agreement (without giving effect to any materiality qualifiers therein), no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under this Agreement.

(k)          No Directed Selling Efforts or General Solicitation. Neither the Company nor any person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(l)           Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(m)         Foreign Corrupt Practices. Neither the Company nor, to the Company’s knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(n)          No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering of the Securities, any beneficial owner of Twenty Percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).

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2.2           Representations and Warranties of the Purchasers. Each Purchaser, severally and not jointly, hereby represents and warrants to, and agrees with, the Company as follows:

(a)          Organization; Authority. If such Purchaser is an entity, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership, limited liability company or other similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. If such Purchaser is a natural person, such Purchaser has the legal capacity to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. This Agreement has been duly executed by such Purchaser, and is or, when delivered by such Purchaser in accordance with the terms hereof, will constitute the legal, valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application or insofar as indemnification and contribution provisions may be limited by applicable law.

(b)          Investment Intent. Such Purchaser understands that the Securities are “restricted securities” as defined in Rule 144 as promulgated under the Securities Act (“Rule 144”) and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any person or entity; such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer. Such Purchaser further understands that the Securities will bear the following legend and agrees to hold such Securities subject thereto:

THIS NOTE AND ANY SHARES OF CAPITAL STOCK THAT MAY BE ISSUED UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW. NEITHER THIS NOTE NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY).

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(c)          Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on the date of the applicable Closing when such Purchaser acquired a Note it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)          General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general advertisement.

(e)          Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(f)           Access to Information. Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Securities.

(g)          Brokers and Finders. No person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or such Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Purchaser.

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(h)          Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, and such Purchaser confirms that such Purchaser has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to such Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

(i)           Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(j)           No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k)          Residency. If such Purchaser is an entity, such Purchaser’s principal executive offices are, and if such Purchaser is a natural person, such Purchaser’s principal residence is, in the jurisdiction set forth immediately below such Purchaser’s name on EXHIBIT A attached hereto, and all communications between such Purchaser and the Company regarding the transactions contemplated by this Agreement took place within or from the state of such principal executive offices or principal residence.

(l)           Compliance with Foreign Securities Laws.

(i)            Each Purchaser that is not a “U.S. Person” within the meaning of Regulation S, as promulgated under the Securities Act, is not a resident of the United States and is an entity validly existing under the laws of its jurisdiction of organization. Such Purchaser represents that the transactions contemplated by this Agreement, including, but not limited to such Purchaser’s acquisition of the Securities, will not violate any statute, ordinance or law or any rule, regulation, order, writ, injunction or decree of any governmental entity relating to foreign securities laws applicable to such Purchaser as a result of such Purchaser’s place of organization and principal place of business set forth in EXHIBIT A or otherwise. Such Purchaser will not directly or indirectly offer, sell, transfer, assign, pledge, hypothecate, hedge or otherwise dispose of, or solicit any offers to purchase or otherwise acquire or take a pledge of, any of the Securities, except in accordance with Regulation S, the Securities Act and all applicable foreign securities laws.

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(ii)           Each Purchaser with an address outside the United States further represents and warrants that:

(A)              Such Purchaser is not a U.S. Person, as defined in SEC Rule 902, and is not acquiring the Securities for the account or benefit of a U.S. Person.

(B)              Such Purchaser acknowledges its understanding that the offer and sale of the Securities is intended to be exempt from the registration requirements of the Securities Act, by virtue of the exemption from registration provided by Regulation S promulgated thereunder. Such Purchaser is aware and understands that the Securities may be resold, pledged, assigned or otherwise disposed of to a U.S. Person or for the account or benefit of a U.S. Person prior to the expiration of the one (1)-year Distribution Compliance Period, as defined in Regulation S, which shall be for one (1) year following the date after sale pursuant to this Agreement, and thereafter only if the Securities are subsequently registered under the Securities Act or an exemption from such registration is available pursuant to Regulation S promulgated under the Securities Act or pursuant to another available exemption from registration. Such Purchaser further agrees not to engage in any hedging transactions with regard to the Securities prior to the expiration of the Distribution Compliance Period, as defined in Regulation S, unless in compliance with the Securities Act. Upon request of such Purchaser, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that such legend is no longer required under the Securities Act or applicable state laws, as the case may be, the Company shall promptly cause the legend to be removed from any certificate for any Securities to be so transferred.

(C)              Such Purchaser understands that the certificates or other instruments representing the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AND BASED ON AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THE PROVISIONS OF REGULATION S HAVE BEEN SATISFIED, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

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(m)         Rule 506(d). Neither such Purchaser nor any of such Purchaser’s Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) of the Securities Act. For purposes of this Agreement, a “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

ARTICLE 3.
COVENANTS OF THE PURCHASERS

3.1          Right of First Offer. In the event that a Purchaser shall elect to sell all or any portion of a Note purchased by such Purchaser to any person or entity other than an Affiliate (as hereinafter defined), such Purchaser shall first give written notice thereof to the Company, which notice shall set forth the original Principal Amount of such Note to be sold and the sales price. For a period of fifteen (15) days after receipt of such notice, the Company shall have the right to purchase all or any portion of such Note at the so specified sales price, exercisable by giving written notice thereof to such Purchaser within such fifteen (15) day period. In the event the Company fails to timely exercise such right, such Purchaser may, subject to Section 3.2 hereof, offer and sell such Note at the same or a higher price for a period of one hundred eighty (180) days after expiration of such fifteen (15) day time period. After expiration of such one hundred eighty (180) day period, such Purchaser shall not re-offer any of such Note without first allowing the Company to exercise the right herein granted.

3.2          Right of First Refusal. In the event that any Purchaser shall receive and accept a bona fide offer (each an “Offer”) from any person or entity (other than an Affiliate (as hereinafter defined) or another original holder of Notes) to purchase all or any portion of the Notes of such Purchaser, such Purchaser shall give written notice thereof to the Company, which notice shall be accompanied by a copy of such offer or a detailed description of the terms thereof (each an “Offer Notice”). For a period of fifteen (15) days after receipt of the Offer Notice, the Company may elect to purchase the Notes subject to the Offer on the same terms as are described in the Offer Notice by giving notice of such election to such Purchaser within such fifteen (15) day period. In the event the Company fails to timely exercise such right, the Purchaser may offer and sell such Securities to the party delivering the Offer on the terms of the Offer Notice. For purposes of this Agreement, the term “Affiliate” shall mean: (a) for purposes of any Purchaser that is an individual, (i) the ancestors, descendants, spouse or private, tax-exempt foundation of such Purchaser, (ii) a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of such Purchaser and/or such private foundation, ancestors, descendants or spouse; (b) for purposes of any Purchaser that is not an individual, (i) any person controlled by, or under the control of, the Purchaser, or (ii) any member, stockholder, partner or other equity holder of such Purchaser that is an “accredited investor”, as that term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act.

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3.3          Injunctive Relief. Each Purchaser acknowledges and agrees that any breach of the covenants contained in this Article 3 shall constitute a material breach of this Agreement and that damages would be an inadequate remedy in the event of such breach. Accordingly, such Purchaser agrees that the Company shall be entitled to the remedy of specific performance in the event of any such breach and hereby consents to, and waives any right to contest, the imposition of any injunction by a court of competent jurisdiction requested by the Company to enforce specific performance of such covenants. Each Purchaser further agrees that should such Purchaser breach any of such covenant and force the Company to obtain an injunction to specifically enforce such covenant, such Purchaser shall reimburse the Company for all costs incurred by the Company in obtaining such injunction, including, without limitation, court costs and reasonable attorneys’ fees and disbursements, all promptly upon receipt of an invoice thereof.

3.4          Termination of Rights. The obligations of the Purchasers, and the rights of the Company, under this Article shall terminate upon the effective date of the conversion of the Notes.

ARTICLE 4.
INFORMATION RIGHTS

4.1          Major Investors. The Company shall furnish the following information to each Purchaser that holds a Note or Notes with an aggregate Principal Amount of Two Hundred Fifty Thousand Dollars ($250,000) or more:

(a)          as soon as practicable after the end of each calendar quarter, and in any event within thirty (30) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarter, and a consolidated statement of income, a consolidated statement of cash flows and a statement of stockholders’ equity of the Company for such quarter and for the current fiscal year to date, prepared by management of the Company; and

(b)          notice of all meetings of the Company’s stockholders or written consent actions taken in lieu thereof.

4.2          All Purchasers. As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred eighty (180) days thereafter, the Company shall furnish to each Purchaser a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared by management of the Company.

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ARTICLE 5.
MISCELLANEOUS

5.1          Survival of Representations and Warranties. The representations, warranties and covenants of the Company and the Purchasers contained herein or made pursuant to this Agreement shall survive the execution and delivery hereof and the Notes until the conversion or payment of the Notes.

5.2          Expenses. Except as set forth in Section 5.3, the Company and the Purchasers shall each pay their own expenses in connection with the transactions contemplated by this Agreement.

5.3          Attorneys’ Fees. In the event that any suit or action is instituted to enforce any provision of this Agreement or the Notes (collectively, the “Related Instruments”), the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

5.4          Broker’s Fees. Each party hereto represents and warrants that except for Laidlaw & Company, acting as advisers to the Company with respect to certain prospective Purchasers, no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated by this Agreement. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 5.4 being untrue.

5.5          Representation by Counsel; Construction of Agreements. Each party hereto acknowledges and agrees that it has been represented by independent counsel of its own choice in connection with the preparation and negotiation of the Related Instruments and in connection with the transactions contemplated hereby. The Related Instruments shall be construed as though all of the parties participated equally in the drafting of the same, and any rule of construction setting forth that an agreement shall be construed against the drafter thereof shall not be applicable to the Related Instruments.

5.6          Captions. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.7          Entire Agreement. This Agreement, together with the Notes and the terms thereof, constitutes the entire agreement of the parties with respect to the subject matter of this Agreement.

5.8          Amendment and Waiver. The Related Instruments may be amended only with the written consent of the Company and the holders of a majority of the aggregate Principal Amount of the Notes (a “Majority in Interest”). The conditions or observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting the Purchasers, only with the consent of the holders of a Majority in Interest Any amendment or waiver effected in accordance with this shall be binding on all holders of the Notes, even if they do not execute such amendment, consent or waiver, as the case may be.

14

5.9          Binding Effect. This Agreement, together with the Notes, constitute the full and entire understanding and agreement among the Company and the Purchasers with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. Upon the execution and delivery of this Agreement by the Company and the Prior Purchasers representing a majority of the aggregate Principal Amount of the Prior Notes, the Prior Agreement shall automatically terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.

5.10        Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan, without regard to its principles of conflicts of laws. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Michigan and any United States District Court in the State of Michigan for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

5.11        Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 6894 Lakemont Circle, West Bloomfield, MI 48323, Phone: 248-681-9815; Fax: 248-671- 0500 and to the Purchasers at the address as set forth for each Purchaser on Exhibit A attached hereto or at such other address as the Company or any Purchaser may designate by ten (10) days’ advance written notice to the other parties hereto. If notice is given to the Company, a copy shall also be sent to Honigman Miller Schwartz and Cohn LLP, Attention: Phillip D. Torrence, Esq., 650 Trade Centre Way, Suite 200, Kalamazoo, MI 49002-0402.

15

5.12        Execution. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered in one or more counterparts, and either originally or by electronic means of execution, delivery and exchange, each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

5.13        Waiver of Potential Conflicts of Interest. Each party to this Agreement acknowledges that Honigman Miller Schwartz and Cohn LLP, outside general counsel to the Company (“Honigman”), has in the past represented, is representing, or may now or in the future represent, one or more Purchasers or their Affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Mezz Financing”), including representation of such Purchasers or their Affiliates in matters of a similar nature to the Mezz Financing. The applicable rules of professional conduct require that Honigman inform the parties hereunder of this representation and obtain their consent. Honigman has served as outside general counsel to the Company and has negotiated the terms of the Mezz Financing solely on behalf of the Company. The Company and each Purchaser hereby acknowledge: (a) that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; and (b) that with respect to the Mezz Financing, Honigman has represented solely the Company, and not any Purchaser or any stockholder, director, employee, member or manager of the Company or any Purchaser. Each Purchaser gives such Purchaser’s informed consent to Honigman’s representation of the Company in the Mezz Financing.

5.14        Facsimile Signature. This Agreement may be executed by facsimile or electronic signature.

SIGNATURES ON THE FOLLOWING PAGE

16

IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be executed, all as of the date first above written.

THE COMPANY:

OCUPHIRE PHARMA, INC.

By:	/s/ Mina Sooch
Name:	Mina Sooch
Title:	President & CEO

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Note Purchase Agreement to be executed, all as of the date first above written.

PURCHASER:

BY:	/s/ Sean Ainsworth
NAME:	Sean Ainsworth
TITLE:

AMOUNT:	$50,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

 NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Sean Ainsworth
NAME:	Sean Ainsworth
TITLE:

AMOUNT:	$50,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

ATAIN SPECIALITY INSURANCE COMPANY

BY:	/s/ Daniel T. Muldowney
NAME:	Daniel T. Muldowney
TITLE:	CEO

AMOUNT:	$350,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

THE BELLE MICHIGAN IMPACT FUND, LP

BY:	/s/ Carolyn Cassin
NAME:	Carolyn Cassin
TITLE:	General Partner

AMOUNT:	$200,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BELLE MICHIGAN IMPACT FUND SIDE CAR, LP

BY:	/s/ Carolyn Cassin
NAME:	Carolyn Cassin
TITLE:	General Partner

AMOUNT:	$250,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BELLE MICHIGAN IMPACT FUND SIDE CAR, LP

BY:	/s/ Carolyn Cassin
NAME:	Carolyn Cassin
TITLE:	Founder + General Partner

AMOUNT:	$50,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

DANIEL E. BOBER REVOCABLE TRUST u/a/d 2/26/15

BY:	/s/ Daniel E. Bober
NAME:	Daniel E. Bober
TITLE:	Trustee

AMOUNT:	$12,500

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BRIAN P. AND CYNTHIA F. SOMMER LIVING TRUST
u/a dtd 3-4-2011

BY:	/s/ Brian P. Sommer
NAME:	Brian P. Sommer
TITLE:	Trustee

BY:	/s/ Cynthia F. Sommer
NAME:	Cynthia F. Sommer
TITLE:	Trustee

AMOUNT:	$25,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BT CAPITAL MANAGEMENT, LLC

BY:	/s/ Timothy J. Tichenor
NAME:	Timothy J. Tichenor
TITLE:	Managing Director

AMOUNT:	$100,000.00

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BWA OCUPHIRE INVESTMENT GROUP, LLC

BY:	/s/ Kenneth W. Kousky
NAME:	Kenneth W. Kousky
TITLE:	Manager

AMOUNT:	$75,000.00

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

CADY INVESTMENT CO. LLC

BY:	/s/ Edward C. Cady
NAME:	Edward C. Cady
TITLE:	President

AMOUNT:	$25,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

CADY INVESTMENT CO. LLC

BY:	/s/ Edward Cady
NAME:	Edward Cady
TITLE:	President

AMOUNT:	$25,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

H.B. CALDER REVOCABLE TRUST dated 7/15/2008

BY:	/s/ H.B. Calder
NAME:	Howard Calder
TITLE:	Trustee

AMOUNT:	$70,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Konstantinos Charizanis
NAME:	Konstantinos Charizanis
TITLE:

AMOUNT:	$25,000

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Anup Chattha
NAME:	Anup Chattha
TITLE:	MD

AMOUNT:	$160,000.00

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

EDWIN R CLARKE, III U/T/A DECEMBER 22, 1997

BY:	/s/ Edward R Clarke, III
NAME:	Edward R Clarke, III
TITLE:	Trustee

AMOUNT:	$25,000.00

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

EDWIN R CLARKE, III U/T/A DECEMBER 22, 1997

BY:	/s/ Edward R Clarke, III
NAME:	Edward R Clarke, III
TITLE:	Trustee

AMOUNT:	$10,000.00

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

COLE & ASSOCIATES

BY:	/s/ J. Steven Cole
NAME:	J.S. Cole
TITLE:	Cole & Associates

AMOUNT:	$5,064.00

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Michael J. Davies
NAME:	Michael J. Davies
TITLE:	individual

AMOUNT:	$25,000.00

ADDRESS: [*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Michael J. Davies
NAME:
TITLE:	Michael J. Davies

AMOUNT:	$25,000.00

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

DOUGLAS DEKOCK TRUST dated OCTOBER 31, 1988

BY:	/s/ Douglas DeKock
NAME:	Douglas DeKock
TITLE:	Trustee

AMOUNT:	$50,000.00

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

MICHAEL & MICHELLE DEVRIES TRUST

BY:	/s/ Michael DeVries
NAME:	Michael DeVries
TITLE:	Trustee

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

EINHORN ASSOCIATES, INC.

BY:	/s/ Stephen Einhorn
NAME:	Stephen Einhorn
TITLE:

AMOUNT:	$20,414

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

INVEST DETROIT FOUNDATION d/b/a FIRST CAPITAL
FUND

BY:	/s/ Martin F. Dober
NAME:	Martin Dober
TITLE:	Senior Vice President

AMOUNT:	$200,000

ADDRESS:	[*]

EMAIL:    [*]

PHONE:    [*]

TAX PAYER ID:   [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

DOUGLAS C FINCH TRUST u/a/d APRIL 16, 2014

BY:	/s/ Douglas C. Finch
NAME:	Douglas C. Finch
TITLE:	Co-Trustee

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

DOUGLAS C. FINCH TRUST u/a/d APRIL 16, 2014

BY:	/s/ Douglas C. Finch
NAME:	Douglas C. Finch
TITLE:	Co-Trustee

AMOUNT:	$25,000.00

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

LAWRENCE J. FINGERLE TRUST, U/A/D 12-28-90

BY:	/s/ Lawrence J. Fingerle
NAME:	Lawrence J. Fingerle
TITLE:	Trustee

AMOUNT:	$25,000.00

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

 SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

LAWRENCE J. FINGERLE TRUST, U/A/D 12-28-90

BY:	/s/ Lawrence J. Fingerle
NAME:	Lawrence J. Fingerle
TITLE:	Trustee

AMOUNT:	$25,000.00

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Cam Gallagher
NAME:	Cam Gallagher
TITLE:	N/A

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Cam Gallagher
NAME:	Cam Gallagher
TITLE:	Director

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Tel Ganesan
NAME:	Tel Ganesan
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Ronald B. Greenspun
NAME:	Ronald B. Greenspun
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Bernhard Hoffmann
NAME:	Bernhard Hoffmann
TITLE:

AMOUNT:	$22,500

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

JOSHUA M. HUNEGS AND EMILY R. KAUFMAN JOINTLY
W/ RIGHTS OF SURVIVORSHIP

BY:	/s/ Joshua M. Hunegs
NAME:	Joshua M. Hunegs
TITLE:

BY:	/s/ Emily R. Kaufman
NAME:	Emily R. Kaufman
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

INVEST DETROIT FOUNDATION d/b/a FIRST CAPITAL
FUND

BY:	/s/ Martin Dober
NAME:	Martin Dober
TITLE:	Senior Vice President

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

DAVID & MARTHA KERSHAW JTWROS

BY:	/s/ David Kershaw
NAME:	David Kershaw
TITLE:

BY:	/s/ Martha Kershaw
NAME:	Martha Kershaw
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

DAVID & MARTHA KERSHAW JTWROS

BY:	/s/ David Kershaw
NAME:	David Kershaw
TITLE:

BY:	/s/ Martha Kershaw
NAME:	Martha Kershaw
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Lawrence H.N. Kinet
NAME:	Lawrence H.N. Kinet
TITLE:

AMOUNT:	$30,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

KOZIARZ GROUP LLC

BY:	/s/ James Koziarz
NAME:	James Koziarz
TITLE:	Manager

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

HARRY M. KRAEMER, JR. AND JULIE M. JANSEN KRAMER

BY:	/s/ Harry Kraemer
NAME:	Harry Kraemer
TITLE:

AMOUNT:	$100,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

JOHN LANGMORE REVOCABLE TRUST DATED MAY 31,
2006

BY:	/s/ John P. Langmore
NAME:	John P. Langmore
TITLE:	Trustee

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

 SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

WARREN K. LIU TRUST

BY:	/s/ Warren K. Liu
NAME:	Warren K. Liu
TITLE:

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

THOMAS A. LOZSER REVOCABLE TRUST

BY:	/s/ Thomas Lozser
NAME:	Thomas Lozser
TITLE:	Trustee

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

THOMAS A. LOZSER REVOCABLE TRUST

BY:	/s/ Thomas Lozser
NAME:	Thomas Lozser
TITLE:	Trustee

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Michael Magdich
NAME:	Michael Magdich
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

MAINSTAR TRUST,

CUSTODIAN FBO INLAND EYE SPECIALISTS PROFIT SHARING & SAVINGS PLAN,

FBO ROBERT C. SORENSON

BY:	/s/ Robert C. Sorenson
NAME:	Robert C. Sorenson
TITLE:

AMOUNT:	$75,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ James S. Manuso
NAME:	James S. Manuso
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ James S. Manuso
NAME:	James S. Manuso
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ James S. Manuso
NAME:	James S. Manuso
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

MCN OCUPHIRE SPE, LLC

BY: GA Holding Co., LLC

ITS: Manager

BY:	/s/ Timothy S. Parker
NAME:	Timothy S. Parker
TITLE:	President

AMOUNT:	$682,500

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
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PURCHASER:

BY:	/s/ Alan R. Meyer
NAME:	Alan R. Meyer
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Alan R. Meyer
NAME:	Alan R. Meyer
TITLE:

AMOUNT:	$218,982

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
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PURCHASER:

MICHIGAN ANGEL FUND III, LLC

BY:	/s/ Joseph Simms
NAME:	Joseph Simms
TITLE:	Managing Member

AMOUNT:	$150,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
NOTE PURCHASE AGREEMENT

PURCHASER:

MICHIGAN ANGEL FUND II, LLC

BY:	/s/ Joseph Simms
NAME:	Joseph Simms
TITLE:	Managing Member

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:     [*]

PHONE:     [*]

TAX PAYER ID: [*]

SIGNATURE PAGE TO
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PURCHASER:

BRYAN MUTHIG TRUST DTD 11/11/11

BY:	/s/ Bryan Muthig
NAME:	Bryan Muthig
TITLE:	Trustee

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

HAROLD N. OLSEN AND DONNA J. OLSEN, CO-TRUSTEES OF THE

HAROLD N. OLSEN REVOCABLE TRUST DATED APRIL 16, 2014

BY:	/s/ Harold N. Olsen
NAME:	Harold N. Olsen
TITLE:	Member

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Carmen Daniela Oniciu
NAME:	Carmen Daniela Oniciu
TITLE:

AMOUNT:	$15,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Nicholas Franklin Palmer
NAME:	Nicholas Franklin Palmer
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

MARTHA G. PARFET TRUST FBO DONALD R. PARFET U/A/D 11/21/1957

BY:	/s/ Thomas I. Meyers
NAME:	Thomas I. Myers
TITLE:	Vice President

AMOUNT:	$100,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

THE ROLAND L. POHLMAN, III TRUST

BY:	/s/ Roland Pohlman
NAME:	Roland Pohlman
TITLE:	Trustee

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

RBI OPPORTUNITIES FUND I, LLC

BY:	/s/ David Richmond
NAME:	David Richmond
TITLE:	Manager

AMOUNT:	$1,000,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

RBI OPPORTUNITIES FUND II, LLC

BY:	/s/ David Richmond
NAME:	David Richmond
TITLE:	Manager

AMOUNT:	$250,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

RBI PRIVATE INVESTMENTS III, LLC

BY:	/s/ David Richmond
NAME:	David Richmond
TITLE:	Manager

AMOUNT:	$500,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

RBI OPPORTUNITIES FUND I, LLC

BY:	/s/ David Richmond
NAME:	David Richmond
TITLE:	Manager of RBI PT Manager, LLC

AMOUNT:	$701,200

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

RBI OPPORTUNITIES FUND I

BY:	/s/ David Richmond
NAME:	David Richmond
TITLE:	RBI PI Manager

AMOUNT:	$347,574.92

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

RBI OPPORTUNITIES FUND II

BY:	/s/ David Richmond
NAME:	David Richmond
TITLE:	Manager of RBI PI Manager LLC

AMOUNT:	$298,800

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

RBI OPPORTUNITIES FUND II

BY:	/s/ David Richmond
NAME:	David Richmond
TITLE:	RBI PI Manager

AMOUNT:	$152,425.08

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Jatinder-Bir S. Sandhu
NAME:	Jatinder-Bir S. Sandhu
TITLE:

AMOUNT:	$200,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

MARK SCHUMACHER REVOCABLE TRUST DATED AUGUST 7, 2014

BY:	/s/ Mark Schumacher
NAME:	Mark Schumacher
TITLE:	Trustee

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

MARK SCHUMACHER REVOCABLE TRUST DATED AUGUST 7, 2014

BY:	/s/ Mark Schumacher
NAME:	Mark Schumacher
TITLE:	Trustee

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Devang Shah
NAME:	Devang Shah
TITLE:

AMOUNT:	$100,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Devang Shah
NAME:	Devang Shah
TITLE:

AMOUNT:	$100,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BRIAN P. SOMMER AND CYNTHIA F. SOMMER AS TRUSTEES OF THE

BRIAN P. AND CYNTHIA F. SOMMER LIVING TRUST U/A DTD 3-4-2011

BY:	/s/ Brian P. Sommer
NAME:	Brian P. Sommer
TITLE:	Trustee

BY:	/s/ Cynthia F. Sommer
NAME:	Cynthia F. Sommer
TITLE:	Trustee

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Mina Sooch
NAME:	Mina Sooch
TITLE:

AMOUNT:	$75,540

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Mina Sooch
NAME:	Mina Sooch
TITLE:

AMOUNT:	$100,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Mina Sooch
NAME:	Mina Sooch
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Robert C. Sorenson
NAME:	Robert C. Sorenson
TITLE:

AMOUNT:	$75,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

MAINSTAR TRUST FBO

INLAND EYE SPECIALISTS PROFIT SHARING & SAVINGS PLAN,

FBO ROBERT C. SORENSON

BY:	/s/ Robert C. Sorenson
NAME:	Robert C. Sorenson
TITLE:

AMOUNT:	$100,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Scott Sproat
NAME:	Scott Sproat
TITLE:

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Glenn D. Steeg
NAME:	Glenn D. Steeg
TITLE:

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Geebee Thimotheose
NAME:	Geebee Thimotheose
TITLE:	Executive Producer, Kyyba Films

AMOUNT:	$25,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

Mary C. Vandewiele Trust U/A Dtd 10/13/2004

BY:	/s/ Mary C. Vandewiele
NAME:	Mary C. Vandewiele
TITLE:	Trustee

AMOUNT:	$10,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

BY:	/s/ Mark Wallace
NAME:	Mark Wallace
TITLE:	Individual

AMOUNT:	$50,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

PURCHASER:

WESTERN MICHIGAN UNIVERSITY Acting Through Its

BIOSCIENCES RESEARCH AND COMMERCIALIZATION CENTER

BY:	/s/ Patti Van Walbeck
NAME:	Patti Van Walbeck
TITLE:	Assistant Treasurer

AMOUNT:	$250,000

ADDRESS:	[*]

EMAIL:	[*]
PHONE:	[*]
TAX PAYER ID:	[*]

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NOTE PURCHASE AGREEMENT

EXHIBIT A

SCHEDULE OF PURCHASERS

May 25, 2018

Name	Address	Principal Amount ($)
Mina Sooch	[*]	$100,000.00
Michael & Michelle DeVries Trust	[*]	$25,000.00
Daniela Oniciu	[*]	$15,000.00
WESTERN MICHIGAN UNIVERSITY, acting through its BIOSCIENCES RESEARCH AND COMMERCIALIZATION CENTER	[*]	$250,000.00
Devang Shah	[*]	$100,000.00
Alan R. Meyer*	[*]	$218,982.00
Einhorn Associates, Inc.*	[*]	$20,414.00
Cole & Associates*	[*]	$5,064.00
	Total	$734,460.00

June 30, 2018

Name	Address	Principal Amount ($)
Martha G. Parfet Trust FBO Donald R. Parfet U/A/D 11/21/1957	[*]	$100,000.00
Mary C. Vandewiele Trust U/A/D 10/13/2004	[*]	$10,000.00
	Total	$110,000.00

EXHIBIT A - 1

August 17, 2018

Name	Address	Principal Amount ($)
Michael J. Davies	[*]	$25,000.00
Sean Ainsworth	[*]	$50,000.00
Belle Michigan Impact Fund Side Car, LP	[*]	$250,000.00
	Total	$325,000.00

September 14, 2018

Name	Address	Principal Amount ($)
Robert C. Sorenson Pay to: Mainstar Trust, Custodian FBO Inland Eye Specialists Profit Sharing & Savings Plan, FBO Robert C. Sorenson	[*]	$75,000.00
The Belle Michigan Impact Fund, LP	[*]	$200,000.00
	Total	$275,000.00

January 22, 2019

Name	Address	Principal Amount ($)
Cam Gallagher	[*]	$50,000.00
James S. Manuso	[*]	$25,000.00
Harry M. Kraemer, Jr. and Julie M. Jansen Kraemer	[*]	$100,000.00
Glenn D. Steeg	[*]	$50,000.00
Belle Michigan Impact Fund Side Car, LP	[*]	$50,000.00
Lawrence H.N. Kinet	[*]	$30,000.00
	Total	$305,000.00

EXHIBIT A - 2

April 30, 2019

Name	Address	Principal Amount ($)
RBI Opportunities Fund I, LLC	[*]	$709,200.00
RBI Opportunities Fund II, LLC	[*]	$290,800.00
Lawrence J. Fingerle Trust, U/A/D 12-28-90	[*]	$25,000.00
Geebee Thimotheose	[*]	$25,000.00
Tel Ganesan	[*]	$25,000.00
	Total	$1,075,000.00

May 30, 2019

Name	Address	Principal Amount ($)
Invest Detroit Foundation d/b/a First Capital Fund	[*]	$200,000.00
Douglas C. Finch Trust u/a/d April 16, 2014	[*]	$25,000.00
Thomas A. Lozser Revocable Trust	[*]	$25,000.00
Brian P. and Cynthia F. Sommer Living Trust u/a/dtd 3-4-2011	[*]	$25,000.00
Cady Investment Co. LLC	[*]	$25,000.00
	Total	$300,000.00

EXHIBIT A - 3

June 30, 2019

Name	Address	Principal Amount ($)
Edwin R Clarke, III U/T/A December 22, 1997	[*]	$25,000.00
Michigan Angel Fund III, LLC	[*]	$150,000.00
H.B. Calder Revocable Trust Dated 7/15/2008	[*]	$70,000.00
Warren K. Liu Trust	[*]	$50,000.00
Mark Schumacher Revocable Trust Dated August 7, 2014	[*]	$25,000.00
David & Martha Kershaw JTWROS	[*]	$25,000.00
James S. Manuso	[*]	$25,000.00
Anup Chattha	[*]	$100,000.00
Joshua M. Hunegs and Emily R. Kaufman Jointly w/ Rights of Survivorship	[*]	$25,000.00
Devang Shah	[*]	$100,000.00
Mina Sooch	[*]	$75,540.00
Jatinder-Bir S. Sandhu	[*]	$200,000.00
Nicholas Franklin Palmer	[*]	$25,000.00
MCN Ocuphire SPE, LLC	[*]	$682,500.00
Atain Specialty Insurance Group	[*]	$350,000.00
Konstantinos Charizanis	[*]	$25,000.00
Bernhard Hoffmann	[*]	$22,500.00
BWA Ocuphire Investment Group, LLC	[*]	$75,000.00
Alan Meyer	[*]	$25,000.00
	Total	$2,075,540.00

EXHIBIT A - 4

December 30, 2019

Name	Address	Principal Amount ($)
The Roland L. Pohlman III Trust	[*]	$25,000.00
Thomas A. Lozser Revocable Trust	[*]	$25,000.00
Cady Investment Co. LLC	[*]	$25,000.00
Michigan Angel Fund II, LLC	[*]	$50,000.00
RBI Opportunities Fund I, LLC	[*]	$347,574.92
RBI Opportunities Fund II, LLC	[*]	$152,425.08
Brian P. and Cynthia F. Sommer Living Trust u/a/dtd 3-4-2011	[*]	$25,000.00
James S. Manuso	[*]	$25,000.00
Cam Gallagher	[*]	$50,000.00
Mark Schumacher Revocable Trust Dated August 7, 2014	[*]	$25,000.00
David & Martha Kershaw JTWROS	[*]	$25,000.00
Scott Sproat	[*]	$25,000.00
Mike Davies	[*]	$25,000.00
Lawrence J. Fingerle Trust, U/A/D 12-28-90	[*]	$25,000.00
Bryan Muthig Trust dtd 11/11/11	[*]	$50,000.00
Michael Magdich	[*]	$25,000.00
Ronald B. Greenspun	[*]	$25,000.00
Mina Sooch	[*]	$25,000.00
John Langmore	[*]	$50,000.00
Sean Ainsworth	[*]	$50,000.00
	Total	$1,075,000.00

January 10, 2020

Name	Address	Principal Amount ($)
Mark Wallace	[*]	$50,000.00
Invest Detroit Foundation d/b/a First Capital Fund	[*]	$25,000.00
Daniel E. Bober Revocable Trust u/a/d 2/26/15	[*]	$12,500.00
Edwin R. Clarke Trust, III U/T/A December 22, 1997	[*]	$10,000.00
Douglas DeKock Trust dated October 31, 1988	[*]	$50,000.00
	Total	$147,500.00

EXHIBIT A - 5

March 10, 2020

Name	Address	Principal Amount ($)
BT Capital Management, LLC	[*]	$100,000.00
Douglas C Finch Trust u/a/d April 16, 2014	[*]	$25,000.00
Koziarz Group LLC	[*]	$50,000.00
Harold N Olsen and Donna J Olsen, Co-Trustees of the Harold N Olsen Revocable Trust dated April 16, 2014	[*]	$25,000.00
RBI Opportunities Fund I, LLC	[*]	$1,000,000.00
RBI Opportunities Fund II, LLC	[*]	$250,000.00
RBI Private Investments III, LLC	[*]	$500,000.00
Robert C. Sorenson Pay to: Mainstar Trust, Custodian FBO Inland Eye Specialists Profit Sharing & Savings Plan, FBO Robert C. Sorenson	[*]	$100,000.00
	Total	$2,050,000.00

EXHIBIT A - 6

EXHIBIT B

FORM OF NOTE

The original EXHIBIT B has been replaced in its entirety pursuant to the First Amendment to the Amended and Restated Mezz Note Purchase Agreement. See EXHIBIT B to the First Amendment for the current FORM OF NOTE.

EXHIBIT B - 1

EXHIBIT C

SCHEDULE OF EXCEPTIONS
TO
NOTE PURCHASE AGREEMENT

This Schedule of Exceptions is made and given pursuant to Section 2.1 of the Note Purchase Agreement, dated as of January 22, 2019 (the “Agreement”), by and among OCUPHIRE PHARMA, INC., a Delaware corporation (the “Company”), and the Purchasers listed on EXHIBIT A thereto. All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement, unless otherwise provided. The section numbers below correspond to the section numbers of the representations and warranties in the Agreement; provided, however, that any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the Agreement where such disclosure would be appropriate and reasonably apparent on its face.

Nothing in this Schedule of Exceptions is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant. Inclusion of any item in this Schedule of Exceptions (1) does not represent a determination that such item is material, constitutes a Material Adverse Effect or establishes a standard of materiality, (2) does not represent a determination that such item did not arise in the ordinary course of business, (3) does not represent a determination that the transactions contemplated by the Agreement require the consent of third parties and (4) shall not constitute, or be deemed to be, an admission to any third party concerning such item. This Schedule of Exceptions includes brief descriptions or summaries of certain agreements and instruments, copies of which are available upon reasonable request. Such descriptions do not purport to be comprehensive, and are qualified in their entirety by reference to the text of the documents described.

EXHIBIT C - 1

Section 2.1(c)
Shareholder Arrangements

Stockholders Agreement of Ocuphire Pharma, Inc., dated April 10, 2018, by and among the Company and the Stockholders identified therein.

EXHIBIT C - 2

Section 2.1(g)
Stock Rights and Restrictions

(ii)

1.	Stockholders Agreement of Ocuphire Pharma, Inc., dated April 10, 2018, by and among the Company and the Stockholders identified therein.

2.	The Company is party to Restricted Stock Agreements that impose certain restrictions on disposition with the following counterparties:

a.	Alan Meyer

b.	Sean Ainsworth

c.	Mina Sooch

d.	Bernhard Hoffmann

e.	Deno Bokas

f.	Konstantinos Charizanis

g.	William Pitlick

h.	Capital Midwest Fund, LP.

i.	Arin Amin

j.	Davis S. Boyer

k.	Jack T. Holladay

l.	Edward J. Holland

m.	Eliot Lazar

n.	Jay S. Pepose

o.	Louis L. Radulovic

p.	Crystal Bisumber

(iii)

The Company is party to Convertible Subordinated Promissory Notes with the following counterparties:

1.	Michael J. Davies

2.	Sean Ainsworth

3.	Belle Michigan Investor Side Fund

4.	Martha G. Parfet Trust FBO Donald R. Parfet U/A/D 11/21/1957

5.	Mary C. Vandewiele Trust U/A/D 10/13/2004

6.	Mina Sooch

7.	Michael & Michelle Devries Trust

8.	Daniela Oniciu

9.	Western Michigan University, acting through its Biosciences Research and Commercialization Center

10.	Ami and Devang Shah

11.	Alan R. Meyer

12.	Einhorn Associates, Inc.

13.	Cole and Associates

14.	The Belle Michigan Impact Fund, LP

EXHIBIT C - 3

15.	Mainstar Trust, Custodian FBO Inland Eye Specialists Profit Sharing & Savings Plan, FBO Robert C. Sorenson

The Company has issued options to purchase shares of the Company’s Common Stock under the Ocuphire Pharma, Inc. 2018 Equity Incentive Plan to the following:

1.	Sean Ainsworth

2.	Mina Sooch

3.	Alan R. Meyer

4.	William H. Pitlick

5.	Konstantinos Charizanis

6.	Bernhard Hoffmann

7.	Gerald R. Horn

8.	Eliot Lazar

9.	Thomas Samuelson

10.	Cam Gallagher

11.	James S. Manuso

12.	Crystal Bisumber

13.	Vitalie Stelea

EXHIBIT C - 4

Section 2.1(i)
Affiliate Transactions

1.	Stockholders Agreement of Ocuphire Pharma, Inc., dated April 10, 2018, by and among the Company and the Stockholders identified therein.

2.	Convertible Subordinated Promissory Note, dated May 25, 2018, by and between the Company and Mina Sooch.

3.	Convertible Subordinated Promissory Note, dated May 25, 2018, by and between the Company and Alan R. Meyer.

4.	Exchange Agreement, dated May 25, 2018, by and between the Company and Alan R. Meyer.

5.	Convertible Subordinated Promissory Note, dated August 17, 2018, by and between the Company and Sean Ainsworth.

6.	Consulting Agreement, dated October 1, 2018, by and between the Company and Alan R. Meyer.

7.	Convertible Subordinated Promissory Note, dated January 22, 2019, between the Company and James S. Manuso.

 EXHIBIT C - 5